UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 25, 1998

		   SOUTHERN PACIFIC SECURED ASSETS CORPORATION
	     Collaterized Asset-Backed Notes, Series 1998-H01 Trust


New York (governing law of          333-91756      PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	  (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 25, 1998 a distribution was made to holders of SOUTHERN PACIFIC SECURED ASSETS CORPORATION, Collaterized Asset-Backed Notes, Series 1998-H01 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

				 Monthly report distributed to holders of
	     EX-99.1 Collaterized Asset-Backed Notes, Series 1998-H01 Trust, relating to the November 25, 1998 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		    SOUTHERN PACIFIC SECURED ASSETS CORPORATION
	     Collateralized Asset-Backed Notes, Series 1998-H01 Trust

	      By:   Norwest Bank Minnesota, N.A., as Trustee
	      By:   /s/ Sherri J. Sharps, Vice president
	      By:   Sherri J. Sharps, Vice president
	      Date: 12/02/98


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Collaterized Asset-Backed Notes, Series 1998-H01 Trust, relating to the November 25, 1998 distribution.